SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300 +1 212 839 5599 FAX	BEIJING BOSTON BRUSSELS CENTURY CITY CHICAGO DALLAS GENEVA	HONG KONG HOUSTON LONDON LOS ANGELES MUNICH NEW YORK PALO ALTO	SAN FRANCISCO SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.

FOUNDED 1866

August 17, 2016

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	TempFund, TempCash and MuniCash, each a series of BlackRock Liquidity Funds and BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime, each a series of BlackRock Funds III
(File Nos. 2-47015, 811-02354 and 33-54126, 811-07332)

Ladies and Gentlemen:

On behalf of BlackRock Liquidity Funds and BlackRock Funds III, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Supplement to the Prospectuses of TempFund, TempCash and MuniCash, dated February 29, 2016, and the Prospectuses of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime, dated April 29, 2016, as filed pursuant to Rule 497(e) under the Securities Act of 1933 on July 27, 2016 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for TempFund, TempCash, MuniCash, BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Prime.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 839-5511.

Very truly yours,

/s/ Douglas McCormack
Douglas McCormack

Enclosures

cc:	Benjamin Archibald, Esq.
Tricia J. Meyer
BlackRock Advisors, LLC

Sidley Austin (NY) LLP is a Delaware limited liability partnership doing business as Sidley Austin LLP and practicing in affiliation with other Sidley Austin partnerships.